UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported):    October 8, 2001


                             GenesisIntermedia, Inc.

               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


        001-15029                                          95-4710370
(Commission File Number)                     (IRS Employer Identification No.)


5805 Sepulveda Boulevard, 8th Floor, Van Nuys, California            91411
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:  (818) 902-4300
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.     Other Events.

     On October 8, 2001, GenesisIntermedia, Inc. ("Registrant") issued a press release announcing Stephen A. Weber will be the interim Chief Executive Officer of Registrant. Mr. Weber succeeded Ramy El-Batrawi, who also resigned from all other positions with the Registrant including Chairman of the Board of Directors. The Registrant also announced that George W. Heyworth resigned from the Board of Directors, concurrent with other management changes. In the release the Registrant also announced that its representatives had met with Nasdaq concerning the halting of trading in the Registrant's securities and announced that the Securities and Exchange Commission had commenced a formal investigation into certain matters relating to the Registrant and trading in its securities. The press release issued by Registrant is incorporated herein by reference and attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements
                     None.

         (b)      Current Report on Form 8-K
                     None.

         (c)      Exhibits
                    See Index to Exhibits on page 3.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GENESISINTERMEDIA, INC.


Dated:   October 11, 2001                  By:   /s/ Stephen A. Weber
                                              -------------------------------
                                                Stephen A. Weber
                                                Chief Executive Officer


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                                Index to Exhibits

Exhibit No.       Description

     99.1                  Press Release dated October 8, 2001.





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